Exhibit 99.Section 19(a)

EXHIBIT 3: SECTION 19(a) NOTICE TO FUND’S SHAREHOLDERS

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:  December 31, 2020

Distribution Amount Per Common Share:       $0.1167

The following table sets forth the estimated amounts of the current distribution, paid December 31, 2020, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0000	0%
Net Realized ST Cap Gains	$0.0000	0%	$0.0000	0%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.3501	100%
TOTAL (per common share):	$0.1167	100%	$0.3501	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from November 30, 2015 through November 30, 2020	5.41%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2020	9.70%
Cumulative total return at NAV for the fiscal year, through November 30, 2020[2]	3.78%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of November 30, 2020[1]	2.43%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized losses on sale of securities is $26,990,930, of which $33,792,319 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2020.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2020 through November 30, 2020.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

03D7XA    002CSNB691

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:  January 29, 2021

Distribution Amount Per Common Share:       $0.1167

The following table sets forth the estimated amounts of the current distribution, paid January 29, 2021, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0000	0%
Net Realized ST Cap Gains	$0.0000	0%	$0.0000	0%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.4668	100%
TOTAL (per common share):	$0.1167	100%	$0.4668	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from December 31, 2015 through December 31, 2020	6.01%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2020	9.49%
Cumulative total return at NAV for the fiscal year, through December 31, 2020[2]	7.00%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of December 31, 2020[1]	3.16%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized losses on sale of securities is $54,160,883, of which $64,224,954 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2020.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2020 through December 31, 2020.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

03DMLA     002CSNB804

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:  February 26, 2021

Distribution Amount Per Common Share:       $0.1167

The following table sets forth the estimated amounts of the current distribution, paid February 26, 2021, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0000	0%
Net Realized ST Cap Gains	$0.0000	0%	$0.0000	0%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.5835	100%
TOTAL (per common share):	$0.1167	100%	$0.5835	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from January 31, 2016 through January 31, 2021	8.83%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2021	9.44%
Cumulative total return at NAV for the fiscal year, through January 31, 2021[2]	8.42%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of January 31, 2021[1]	3.93%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized losses on sale of securities is $46,585,441, of which $57,287,486 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2020.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2020 through January 31, 2021.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

03EHKA     002CSNB98B

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:  March 31, 2021

Distribution Amount Per Common Share:       $0.1167

The following table sets forth the estimated amounts of the current distribution, paid March 31, 2021, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0000	0%
Net Realized ST Cap Gains	$0.0000	0%	$0.0000	0%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.7002	100%
TOTAL (per common share):	$0.1167	100%	$0.7002	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from February 28, 2016 through February 28, 2021	9.50%
Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2021	9.59%
Cumulative total return at NAV for the fiscal year, through February 28, 2021[2]	7.59%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of February 28, 2021[1]	4.79%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $46,130,714, of which $45,663,783 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2020.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2020 through February 28, 2021.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

03FOAA     002CSNBB4B

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:  April 30, 2021

Distribution Amount Per Common Share:       $0.1167

The following table sets forth the estimated amounts of the current distribution, paid April 30, 2021, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0000	0%
Net Realized ST Cap Gains	$0.0000	0%	$0.0000	0%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.8169	100%
TOTAL (per common share):	$0.1167	100%	$0.8169	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from March 31, 2016 through March 31, 2021	9.94%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2021	9.33%
Cumulative total return at NAV for the fiscal year, through March 31, 2021[2]	11.40%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of March 31, 2021[1]	5.44%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $77,787,797, of which $69,232,604 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2020.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2020 through March 31, 2021.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

03GLKA     002CSNBD19

TEKLA WORLD HEALTHCARE FUND

Notification of Sources of Distribution

Distribution Paid Date:  May 28, 2021

Distribution Amount Per Common Share:       $0.1167

The following table sets forth the estimated amounts of the current distribution, paid May 28, 2021, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0000	0%
Net Realized ST Cap Gains	$0.0000	0%	$0.0000	0%
Net Realized LT Cap Gains	$0.0000	0%	$0.0000	0%
Return of Capital or Other Capital Source	$0.1167	100%	$0.9336	100%
TOTAL (per common share):	$0.1167	100%	$0.9336	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from April 30, 2016 through April 30, 2021	10.13%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2021	9.19%
Cumulative total return at NAV for the fiscal year, through April 30, 2021[2]	13.97%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April 30, 2021[1]	6.13%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $79,082,184, of which $64,410,688 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2020.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2020 through April 30, 2021.

Tekla World Healthcare Fund

CUSIP: 87911L108

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

03H2TA     002CSNBE36